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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2001


                         CONNECTICUT WATER SERVICE, INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


CONNECTICUT                  0-8084                             06-0739839
----------------       ------------------------              ---------------
(State or other        (Commission File Number)                (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                   Number)


93 West Main Street, Clinton, Connecticut                  06413-0562
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     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:     (860) 669-8630
                                                        --------------

                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


                           This is Page 1 of 7 pages.

                         The Exhibit Index is on Page 4.
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Item 5.  Other Events

         Connecticut Water Service, Inc. (the "Company") announced on December
3, 2001 an agreement has been reached to acquire Unionville Water Company in a cash and common stock transaction.

         A copy of the Company's press release dated December 3, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c)      Exhibits.

                  Exhibit No.  Exhibit

                  99.1         Company Press Release, dated December 3, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONNECTICUT WATER SERVICE, INC.
                                              a Connecticut corporation

Date: December 3, 2001                      By:  /s/  David C. Benoit
                                               ----------------------
                                            Name: David C. Benoit
                                            Title: Vice President - Finance



                                       3
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                                  EXHIBIT INDEX

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
Exhibit No.                Description                                                           Page No.
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
99.1                       Company Press Release, dated December 3, 2001.                        5





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